Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

Fiscal Year 2006 Performance Objectives:

Target Financial Performance and Payouts as Percentage of Target

Exhibit B to Executive Variable Compensation Plan

For FY2006, target financial performance consists of:

Net Revenues	$	[	**]
Cash Flow from Operations	$	[	**]
Operating Margin		[	**]%

Payouts expressed as percentage of target bonus for each participant versus actual levels of Net Revenues and Cash Flow from Operations performance versus Plan targets are as follows:

Net Revenues

Operating		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%
Cash Flow	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]	$	[**	]

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

[**]% $[**]		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%		[**	]%

Payouts expressed as percentage of target bonus for each participant versus actual levels of Operating Margin performance versus Plan targets are as follows:

Operating Margin

% of target	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
Bonus	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

Payouts under the Plan will be in accordance with the Plan and the above award calculation matrices. The weight applied to each matrix in order to determine payouts under the Plan will be determined by the Compensation Committee and may vary for each executive. Final payments are subject to review and approval by the Compensation Committee.